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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                     Date of Report (Date of earliest Event
                          Reported): December 30, 2002


                                   CWABS, INC.
                -----------------------------------------------
             (Exact name of registrant as specified in its charter)


          Delaware                   333-101101                 95-4596514
----------------------------        ------------            -------------------
(State or Other Jurisdiction        (Commission             (I.R.S. Employer
      of Incorporation)             File Number)            Identification No.)

    4500 Park Granada
   Calabasas, California                                          91302
----------------------------                                ----------------
  (Address of Principal                                        (Zip Code)
   Executive Offices)

        Registrant's telephone number, including area code (818) 225-3237
                                                           ---- ---------


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Item 5. Other Events.
        ------------

        Filing of Certain Materials
        ---------------------------

       In connection with the issuance by CWABS, Inc. Asset-Backed Certificates, Series 2002-6 (the "Certificates"), CWABS, Inc. is filing herewith an opinion of counsel relating to the characterization of the Certificates for federal income tax purposes. The opinion is annexed hereto as Exhibit 8.1.

Item 7. Financial Statements, Pro Forma Financial
        Information and Exhibits.
        ------------------------

        (a)  Not applicable.

        (b)  Not applicable.

        (c)  Exhibits:

               8.1  Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters.

























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*    Capitalized terms used and not otherwise defined herein shall have the meanings assigned to them in the prospectus dated December 11, 2002 and prospectus supplement dated December 26, 2002, of CWABS, Inc., relating to its Asset-Backed Certificates, Series 2002-6.

                                   SIGNATURES


        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               CWABS, INC.



                                               By: /s/ Celia Coulter
                                                   ---------------------------
                                               Name:  Celia Coulter
                                               Title: Vice President



    Dated:  December 30, 2002

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Exhibit Index


Exhibit                                                                  Page
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8.1    Opinion of Sidley Austin Brown & Wood LLP re:  Tax Matters          5